-----------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 19, 2000


             DLJ MORTGAGE ACCEPTANCE CORP. (as depositor under the
                   Pooling and Servicing Agreement, dated as
            of December 1, 2000, providing for the issuance of the
                        DLJ MORTGAGE ACCEPTANCE CORP.,
                          DLJ ABS Trust Series 2000-7
              Mortgage Pass-Through Certificates, Series 2000-7).


                         DLJ MORTGAGE ACCEPTANCE CORP.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                          333-75921                  13-3460894
----------------------------        -------------            ---------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)



  11 Madison Avenue
  New York, New York                                               10010
----------------------                                          ----------
  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 325-2000
                                                   ----- --------
-----------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Collateral Term Sheets
--------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), DLJ Mortgage Acceptance Corp., Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 2000-7.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-7, Credit Suisse First Boston Corporation ("CSFB"), as underwriter of the Certificates, has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

         For purposes of this Form 8-K, "Collateral Term Sheets" shall mean descriptive information about the assets underlying an ABS offering, typically including data regarding the contractual and related characteristics of the underlying loans, such as the weighted average coupon, weighted average maturity and other factual information regarding the types of assets comprising the pool. The Collateral Term Sheets listed as Exhibit 99.1 and
Exhibit 99.2 hereto are filed on Form SE dated December 21, 2000.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Collateral Term Sheets
                  filed on Form SE dated December 21, 2000.

         99.2.    Collateral Term Sheets
                  filed on Form SE dated December 21, 2000.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DLJ MORTGAGE ACCEPTANCE CORP.



                                      By: /s/ Helaine Hebble
                                         ---------------------
                                         Name:    Helaine Hebble
                                         Title:   Senior Vice President



Dated: December 21, 2000

Exhibit Index
-------------


Exhibit                                                              Page
-------                                                              ----

99.1              Collateral Term Sheets
                  filed on Form SE dated December 21, 2000.

99.2              Collateral Term Sheets
                  filed on Form SE dated December 21, 2000.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                        December 21, 2000


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:      DLJ Mortgage Acceptance Corp.,
                           DLJ ABS Trust Series 2000-7
                           Mortgage Pass-Through Certificates,
                           Series 2000-7
                           --------------------------------------


Ladies and Gentlemen:

         On behalf of DLJ Mortgage Acceptance Corp., (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.



                                            Very truly yours,

                                            /s/ George Hoyt
                                            -------------------

                                            George Hoyt


Enclosure